ACTIVE HEALTH FOODS, INC.

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS

AND

FINANCIAL STATEMENTS

For the years ended December 31, 2011 and 2010

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Active Health Foods, Inc.

(A Development Stage Company)

We have audited the accompanying balance sheets of Active Health Foods, Inc., as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2011 and 2010 and for the cumulative period from inception on January 9, 2008 through December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Active Health Foods, Inc., as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2011 and 2010 and for the cumulative period from inception on January 9, 2008 through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenue sufficient to cover its operating costs which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Sadler, Gibb & Associates, LLC

Salt Lake City, UT

March 2, 2011

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Balance Sheets

ASSETS

	December 31,	December 31,
	2011	2010

CURRENT ASSETS

Cash	$1,130	$150
Inventory	33,476
Deposits	10,512	-

Total Current Assets	45,118	150

TOTAL ASSETS	$45,118	$150

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Accounts payable and accrued expenses	$10,000	$10,292
Related-party payables	230,416	159,970
Notes payable	84,000	84,000

Total Current Liabilities	324,416	254,262

TOTAL LIABILITIES	324,416	254,262

STOCKHOLDERS' DEFICIT

Preferred stock; 50,000,000 shares authorized,
at $0.001 par value, 25,000,000 and -0-
shares issued and outstanding, respectively	25,000	-
Common stock; 900,000,000 shares authorized,
at $0.001 par value, 800,350,000 and 2,275,000,000
shares issued and outstanding, respectively	800,350	2,275,000
Additional paid-in capital	(728,050)	(2,253,150)
Deficit accumulated during the development stage	(376,598)	(275,962)

Total Stockholders' Deficit	(279,298)	(254,112)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$45,118	$150

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Operations

			From
			Inception on
			January 9,
	For the Years Ended		2008 Through
	December 31,		December 31,
	2011	2010	2011

REVENUES	$-	$-	$16,764
COST OF SALES	-	-	27,578

GROSS PROFIT	-	-	(10,814)

OPERATING EXPENSES

Impairment of intangible assets	-	-	64,592
Advertising expense	2,528	8,962	26,450
Professional fees	78,164	2,967	164,147
General and administrative	19,944	7,153	70,086

Total Operating Expenses	100,636	19,082	325,275

LOSS FROM OPERATIONS	(100,636)	(19,082)	(336,089)

OTHER EXPENSE

Interest expense	-	-	(40,509)

Total Other Expense	-	-	(40,509)

LOSS BEFORE INCOME TAXES	(100,636)	(19,082)	(376,598)
PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(100,636)	$(19,082)	$(376,598)

BASIC AND DILUTED LOSS
PER SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE
NUMBER OF COMMON SHARES
OUTSTANDING	1,971,758,356	2,275,000,000

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statement of Stockholders' Equity

						Deficit
						Accumulated
					Additional	During the	Total
	Preferred Stock		Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Stage	Deficit

Balance at inception on January 9, 2008	-	$-	-	$-	$-	$-	$-

Issuance of founders' shares	-	-	90,000,000	90,000	(90,000)	-	-

Shares issued for purchase of assets	-	-	10,000,000	10,000	(9,900)	-	100

Net loss from January 9, 2008 to
December 31, 2008	-	-	-	-	-	(217,201)	(217,201)

Balance, December 31, 2008	-	-	100,000,000	100,000	(99,900)	(217,201)	(217,101)

Common stock issued for services	-	-	2,000,000,000	2,000,000	(1,980,000)	-	20,000

Common stock issued for services	-	-	175,000,000	175,000	(173,250)	-	1,750

Net loss for the year ended
December 31, 2009	-	-	-	-	-	(39,679)	(39,679)

Balance, December 31, 2009	-	-	2,275,000,000	2,275,000	(2,253,150)	(256,880)	(235,030)

Net loss for the year ended
December 31, 2010	-	-	-	-	-	(19,082)	(19,082)

Balance, December 31, 2010	-	-	2,275,000,000	2,275,000	(2,253,150)	(275,962)	(254,112)

Common stock issued for cash
at $0.001 per share	-	-	25,250,000	25,250	-	-	25,250

Common stock issued for services
at $0.001 per share	-	-	50,200,000	50,200	-	-	50,200

Cancellation of common stock	-	-	(60,100,000)	(60,100)	60,100	-	-

Preferred stock issued upon
conversion of common stock	25,000,000	25,000	(1,490,000,000)	(1,490,000)	1,465,000	-	-

Net loss for the year ended
December 31, 2011	-	-	-	-	-	(100,636)	(100,636)

Balance, December 31, 2011	25,000,000	25,000	800,350,000	$800,350	$(728,050)	$(376,598)	$(279,298)

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

			From
			Inception on
			January 9,
	For the Years Ended		2008 Through
	December 31,		December 31,
	2011	2010	2011
OPERATING ACTIVITIES
Net loss	$(100,636)	$(19,082)	$(376,598)
Adjustments to reconcile net loss to net cash
used by operating activities:
Common stock issued for services	50,200	-	71,950
Impairment of intangible assets	-	-	64,592
Amortization of discount on notes payable	-	-	40,509
Operating expenses paid by shareholder	4,499	-	4,499
Changes in operating assets and liabilities:
Inventory	(33,476)	-	(33,476)
Deposits	(10,512)	-	(10,512)
Change in accounts payable and accrued expenses	(292)	(4,208)	10,000
Net Cash Used in Operating Activities	(90,217)	(23,290)	(229,036)

INVESTING ACTIVITIES
Purchase of intangible assets	-	-	(5,000)
Net Cash Used in Investing Activities	-	-	(5,000)

FINANCING ACTIVITIES
Repayment of loans	-	-	(16,000)
Proceeds from related party loans	93,828	20,489	358,872
Common stock issued for cash	25,250	-	25,250
Repayment of related party loans	(27,881)	(467)	(132,956)
Net Cash Provided by Financing Activities	91,197	20,022	235,166

NET INCREASE (DECREASE) IN CASH	980	(3,268)	1,130
CASH AT BEGINNING OF PERIOD	150	3,418	-
CASH AT END OF PERIOD	$1,130	$150	$1,130

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
CASH PAID FOR:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

NON CASH FINANCING ACTIVITIES:
Common stock issued for assets	$-	$-	$100
Debt assumed in acquisition of assets	$-	$-	$100,000
Preferred stock issued upon conversion
of common stock	$85,100	$-	$85,100
Cancellation of common stock	$60,100	$-	$60,100

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Active Health Foods, Inc. (“the Company”) was incorporated on January 9, 2008, as a California corporation to develop and market health foods and nutritional supplements.  The Company has limited revenues and operations and accordingly, therefore is classified as being in the development stage.

Reclassification

Certain balances in previously issued financial statements have been reclassified to be consistent with the current period presentation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Concentrations of Risk

The Company’s bank accounts are held in insured institutions. The funds are insured up to $250,000 USD. At December 31, 2011 and 2010, the Company’s bank deposits did not exceed the insured amounts.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis.  Specific reserves are estimated by management based on certain assumptions and variables, including the customer’s financial condition, age of the customer’s receivables, and changes in payment histories.  As of December 31, 2011 and 2010, an allowance for doubtful receivables $-0- and    $-0-, respectively, was considered necessary.  Trade receivables are written off when deemed uncollectible.  Recoveries of trade receivables previously written off are recorded when received.

Inventory

In accordance with ASC 330, the Company’s inventories are recorded at the lower of cost or market. The Company had inventory totaling $33,476 and $-0- as of December 31, 2011 and 2010.  As of December 31, 2011 the Company’s inventory consisted of raw materials and packaging materials.

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	December 31,	December 31,
	2011	2010
Raw materials	$33,476	$-
Finished goods	-	-
Allowance for obsolete inventory	-	-
Total	$33,476	$-

Impairment of Long-Lived Assets

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests. During the years ended December 31, 2011 and 2010, the Company recorded no impairment of its assets.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. The Company recognizes revenue net of an allowance for estimated returns, at the time the merchandise is sold or services performed. The allowance for sales returns is estimated based on the Company’s historical experience. Sales taxes are presented on a net basis (excluded from revenues and costs). Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred. The Company incurred advertising costs of $2,528 and $8,962 during the years ended December 31, 2011 and 2010, respectively.

Provision for Taxes

The Company applies ASC 740, which requires the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered.

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company adopted ASC 740, at the beginning of fiscal year 2008. This interpretation requires recognition and measurement of uncertain tax positions using a “more-likely-than-not” approach, requiring the recognition and measurement of uncertain tax positions. The adoption of ASC 740 had no material impact on the Company’s financial statements.

Basic Loss Per Share

The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements. The Company computes net income (loss) per share in accordance with ASC 260. ASC 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. The Company had no common stock equivalents outstanding as of December 31, 2011 and 2010.

	For the Year Ended December 31,
	2011	2010
Net Loss (Numerator)	$(100,636)	$(19,082)
Shares (Denominator)	1,971,758,356	2,275,000,000
Per share (total)	$(0.00)	$(0.00)

Recently Issued Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our consolidated financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

NOTE 2 - GOING CONCERN (CONTINUED)

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – RELATED PARTY PAYABLES

During the year ended December 31, 2011, the Company received $93,828 in additional cash loans from related parties, and had $4,499 in expenses paid on its behalf by related parties. The Company made cash payments on these notes totaling $27,881 during the year ended December 31, 2011.

NOTE 4- NOTES PAYABLE

On January 17, 2008 the Company entered into an asset purchase agreement to acquire certain trade secrets and trademarks.  The Company paid $5,000 cash; issued 100,000 shares of common stock valued at $100 and assumed $59,492 of net liabilities in exchange for formulas and trade secrets.

The $59,492 of net liabilities are comprised of a $10,000 note, which was repaid shortly after the acquisition, and two $45,000 notes that are payable in equal monthly installments in the amount of five hundred dollars ($500) for ninety (90) months continuing through September, 2015.  In the event the Company were to become delinquent on payments, the notes would become payable on demand.  The notes do not accrue interest and have no prepayment penalty.  Since the notes do not accrue interest, the Company has computed an imputed interest on the notes and recorded a corresponding discount.  The interest rate used to calculate the imputed interest is eight percent (8%).

A summary of the calculation of the discount on the notes is as follows:

PV of loan discounted at 8%	$49,491
Undiscounted value of loan	90,000
Net discount	$(40,509)

As of December 31, 2008, the Company was delinquent in its payments of these two notes.  Therefore, the Company recognized the full discount on the note as interest expense and has reclassified the entire note balance to current liabilities.   As of December 31, 2010 the Company has recognized at total of $40,509 in imputed interest expense.  As of December 31, 2011 and 2010 the balance of the notes totaled $84,000.  As the notes are due on demand, thus there are no future annual maturities to report.

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

NOTE 6- EQUITY TRANSACTIONS

On October 12, 2011 the Company elected to perform a forward-split of its common stock at a ratio of 1:100 shares.  All references to common stock in these financial statements, unless otherwise noted, have been retroactively restated to include the effect of this forward stock-split.

On April 6, 2011, the Company issued 6,900,000 shares of common for cash at $0.001 per share, for an aggregate total of $6,900.

On April 7, 2011, the Company issued 2,000,000 shares of common for cash at $0.001 per share, for an aggregate total of $2,000.

On April 8, 2011, the Company issued 16,350,000 shares of common for cash at $0.001 per share, for an aggregate total of $16,350.

On July 1, 2011, the Company issued 50,100,000 shares of common for services at $0.001 per share, for an aggregate total of $50,000.

On August 15, 2011, the Company cancelled 10,000,000 shares of common stock.

On September 7, 2011, the Company issued 200,000 shares of common for services at $0.001 per share, for an aggregate total of $200.

On October 1, 2011, the Company cancelled 50,100,000 shares of common stock.

On October 12, 2011 the Company issued 25,000,000 shares of preferred stock upon conversion of 1,490,000,000 shares of common stock.

NOTE 7 - INCOME TAXES

No provision has been made in the financial statements for income taxes because the Company has accumulated losses from operations since inception.  Any deferred tax benefit arising from the operating loss carried forward is offset entirely by a valuation allowance since it is currently not likely that the Company will be significantly profitable in the near future to take advantage of the losses.  The income tax provision differs from the amount of income tax determined by applying the combined U.S. federal and state income tax rates of 42.8% to pretax income from continuing operations for the years ended December 31, 2011 and 2010 due to the following:

	Years Ended December 31,
	2011	2010
Current taxes	$(21,607)	$(7,442)
Valuation allowance	21,607	7,442
Total provision for income taxes	$-	$-

ACTIVE HEALTH FOODS, INC.

(A Development Stage Company)

Statements of Cash Flows

NOTE 7 - INCOME TAXES (CONTINUED)

The following table shows the components of the Company’s deferred tax assets.

	Years Ended December 31,
	2011	2010
Deferred Tax Assets
Loss carryforwards (expire through 2031)	$ (161,335)	$ (107,625)
Stock compensation expense	30,823	-
Total gross deferred tax asset	130,511	107,625
Valuation allowance	(130,511)	(107,625)
Net deferred taxes	-	-
Deferred tax liabilities	-	-
Net deferred taxes	$ -	$ -

The Company’s net operating loss carry forwards of approximately $376,598 expire in various years through 2031. The Company has not evaluated the impact of Section 382, if any, on its ability to utilize its net operating loss carry forwards in future years.

The valuation allowance has increased $39,248 during the period ended December 31, 2011. The Company adopted the provisions of ASC 740 at the beginning of fiscal year 2008. As a result of this adoption, the Company has not made any adjustments to deferred tax assets or liabilities. The Company did not identify any material uncertain tax positions on returns that have been filed or that will be filed. The Company has not had operations resulting in net income and is carrying a large Net Operating Loss as disclosed above.  Since it is not thought that this Net Operating Loss will ever produce a tax benefit, even if examined by taxing authorities and disallowed entirely, there would be no effect on the financial statements.

NOTE 8- SUBSEQUENT EVENTS

On January 3, 2012, 350,000,000 shares of the Company’s common stock were returned to the treasury.  Consequently, as of the date of this report, the Company has reduced the number of outstanding shares of common stock to 450,350,000.

In accordance with ASC 855-10, Company management reviewed all material events through the date of this filing and determined that there are no additional material subsequent events.

ACTIVE HEALTH FOODS, INC.

PROFORMA CONSOLIDATED

FINANCIAL STATEMENTS

For the nine months ended September 30, 2012

ACTIVE HEALTH FOODS, INC.
Proforma Consolidated Balance Sheet
September 30, 2012

	Active	Manos				Adjusted
	Health	Beverages,	Combined	Pro Forma		ProForma
	Foods, Inc.	Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS
Cash	$5,738	$-	$5,738	$-		$5,738
Accounts receivable, net	28,062	-	28,062	-		28,062
Inventory	83,198	-	83,198	-		83,198

Total Current Assets	116,998	-	116,998	-		116,998

PROPERTY AND EQUIPMENT, net	-	-	-	-		-

OTHER ASSETS
Customer lists	-	-	-	-		-

Total Other Assets	-	-	-	-		-

TOTAL ASSETS	$116,998	$-	$116,998	$-		$116,998

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$50,659	$14,170	$64,829	$-		$64,829
Convertivle debt, net	33,204	-	33,204	-		33,204
Interest payable	1,975	-	1,975	-		1,975
Related party payable	224,503	183,460	407,963	-		407,963
Notes payable	64,361	26,285	90,646	-		90,646
Derivative liability	214,727	-	214,727	-		214,727

Total Current Liabilities	589,429	223,915	813,344	-		813,344

TOTAL LIABILITIES	589,429	223,915	813,344	-		813,344

STOCKHOLDERS' EQUITY

Preferred stock	25,000	-	25,000	-		25,000
Common stock	381,958	2,000,335	2,382,293	43,996	[1]	425,954
				(2,000,335)	[2]
Stock subscription payable	13,000	-	13,000	-		13,000
Additional paid-in capital	3,992,212	-	3,992,212	(43,996)	[1]	3,724,301
				(223,915)	[2]
Retained earnings (deficit)	(4,884,601)	(2,224,250)	(7,108,851)	2,224,250	[2]	(4,884,601)
				-

Total Stockholders' Equity	(472,431)	(223,915)	(696,346)	-		(696,346)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$116,998	$-	$116,998	$-		$116,998

	-	-	-	-		-

[1]	Additional Paid-In Capital		43,996
	Common Stock			43,996

	To record Active Health Foods, Inc. issuing 43,996,200 shares of common stock to acquire Manos Beverages, Inc.

[2]	Common Stock		2,000,335
	Additional Paid-In Capital		180,354
	Retained Earnings			2,180,689

	To elminate the common stock and historical retained earnings of Manos Beverages, Inc.

ACTIVE HEALTH FOODS, INC.
Proforma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2012

						Pro-Forma
	Active	Manos				Adjusted
	Health	Beverages,	Combined	Pro Forma		Combined
	Foods, Inc.	Inc.	Totals	Adjustments	REF	Totals
REVENUES	$64,822	$13,641	$78,463	$-		$78,463
COST OF SALES	42,059	3,951	46,010	-		46,010

GROSS PROFIT	22,763	9,690	32,453	-		32,453

OPERATING EXPENSES

General and administrative	826,969	12,417	839,386	-		839,386
Impairment of intangible assets	-	-	-	-		-
Advertising expense	6,557	296	6,853	-		6,853
Professional fees	3,621,038	40,958	3,661,996	-		3,661,996

Total Costs and Expenses	4,454,564	53,671	4,508,235	-		4,508,235

OPERATING LOSS	(4,431,801)	(43,981)	(4,475,782)	-		(4,475,782)

OTHER INCOME (EXPENSE)

Gain or loss on derivative	57,752	-	57,752	-		57,752
Interest income	-	-	-	-		-
Interest expense	(133,954)	-	(133,954)	-		(133,954)

Total Other Income (Expense)	(76,202)	-	76,202)	-		(76,202)

LOSS BEFORE INCOME TAXES	(4,508,003)	(43,981)	(4,551,984)	-		(4,551,984)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(4,508,003)	$(43,981)	$(4,551,984)	$-		$(4,551,984)